© 2025 ANI Pharmaceuticals, Inc. 1 Leerink Partners Global Healthcare Conference March 11, 2025

© 2025 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. These statements may include, but are not limited to, statements concerning the following: the ability of our approved products, including Cortrophin Gel, ILUVIEN and YUTIQ, to achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the acquisition of Alimera, in a timely manner or at all; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the recent acquisition of Alimera; the risks that our acquisitions and investments, including the recent acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays and disruptions in production of our approved products, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, expedients, and other materials; delays and disruptions in production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel, ILUVIEN and YUTIQ; delays or failure in obtaining and maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies, and the focus of the current U.S. presidential administration, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products; our obligations in agreements under which we license, develop or commercialize rights to products or technology from third parties and our ability to maintain such licenses; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict in the Middle East, conflicts related to the attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

© 2025 ANI Pharmaceuticals, Inc. 3 Presentation of Financial Information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock- based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net (loss) income, excluding tax provision or benefit, interest expense, net, other expense, net, loss on extinguishment of debt, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2025 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2024 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

# ANI Pharmaceuticals: Rare Disease and Generics drive robust, profitable growth as we fulfill our purpose of Serving Patients, Improving Lives ani Pharmaceuticals, Inc.

Serving Patients, Improving Lives.

## Key Growth Drivers

Purified Cortrophin Gel repository corticotropin injection USP 80 U/mL
ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg
YUTIQ (fluocinolone acetonide intravitreal implant) 0.18 mg

**Rare Disease** business with **three** growing and durable commercial assets: **Purified Cortrophin Gel, ILUVIEN** and **YUTIQ[4].** Portfolio expansion through M&A and in-licensing.

**Generics** with enhanced R&D capabilities driving new product launches; operational excellence

**Brands** with unique commercial capability, high margins and strong cash flow generation

## Financial Strength

**$756-776M**
2025 Estimated net revenue[1]

**23-26%**
Year-over-year net revenue growth[1]

**$190-200M**
2025 Adjusted Non-GAAP EBITDA[1],[3]

**$145M**
Cash[2]

1. Based upon 2025 guidance issued on February 28, 2025.
2. As of December 31, 2024.
3. Adj. Non-GAAP EBITDA is a Non-GAAP financial measure.
4. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval.

ani Pharmaceuticals, Inc.
© 2025 ANI Pharmaceuticals, Inc.
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© 2025 ANI Pharmaceuticals, Inc. 5 Delivered superior 2024 performance and well-positioned to continue driving strong growth Adjusted Non-GAAP EBITDA ($ millions)(1),(3) 1. Based upon 2025 guidance issued on February 28, 2025. 2. CAGR calculated using 2022-2025E utilizing mid-point of full year 2025 guidance. 3. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. 2024 Highlights & Achievements • Net Revenue, adjusted non-GAAP EBITDA, and adjusted non-GAAP diluted EPS exceeded 2024 guidance • Lead Rare Disease asset Cortrophin Gel achieved almost $200M of sales in the third year of launch • Expanded Rare Disease franchise with the acquisition of Alimera • Launched 17 new generic products and retained #2 ranking in Competitive Generic Therapy (CGT) approvals Total Company Net Revenues ($ millions)(1) $316 $487 $614 2022 2023 2025 E $756-$776 $56 $134 $156 ~34% CAGR(2) 2022 2023 2024 2025 E $190-$200~52% CAGR(2) 2024

© 2025 ANI Pharmaceuticals, Inc. 6 Q4 Adj. Non- GAAP EBITDA(1) $50M 66% YoY Momentum continued in 2024 with ANI delivering record results in Q4 Q4 Total Revenues $191M 45% YoY Q4 Cortrophin Gel Revenues $59M 42% YoY Q4 Rare Disease Revenues $87M 108% YoY 1. Adjusted non-GAAP EBITDA and Adjusted Diluted non-GAAP EPS are non-GAAP financial measures. Highlights • Business delivered record results in Q4 2024 • Drove steady gains throughout 2024 for lead Rare Disease asset Cortrophin Gel across core therapeutic areas (rheumatology, neurology, nephrology), with strong traction in newer therapeutic areas (ophthalmology and pulmonology) • New Rare Disease assets ILUVIEN and YUTIQ performed in line with expectations for the first full quarter of ownership • Continued to leverage superior new product launch execution (17 new products launched in 2024), operational excellence, and U.S.-based manufacturing footprint to reliably serve patients in Generics and Brands Q4 ILUVIEN & YUTIQ Revenues $28M Q4 Adj. Diluted Non-GAAP EPS(1) $1.63 63% YoY

© 2025 ANI Pharmaceuticals, Inc. 7 Full Year 2025 Guidance 1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. Metric ($ millions, except EPS) Full Year 2025 Guidance 2024 Actual Year-over-Year Growth Net Revenue (Total Company) $756 - $776 $614 23 - 26% Cortrophin Gel Net Revenue $265 - $274 $198 34 - 38% ILUVIEN and YUTIQ Net Revenue $97 - $103 $32 N/M Adjusted Non-GAAP EBITDA (1) $190 - $200 $156 22 - 28% Adjusted Non-GAAP Diluted EPS (1) $6.12 - $6.49 $5.20 18 – 25%

© 2025 ANI Pharmaceuticals, Inc. 8 Rare Disease well positioned to continue driving strong growth Rare Disease Net Revenues ($ millions) $198 $32 1. Based upon 2025 guidance issued on February 28, 2025. 2. 2022-25 CAGR is based on the midpoint of 2025 guidance issued on February 28, 2025. $265-$274 +106% (2) ILUVIEN & YUTIQ Cortrophin Gel 2022 2023 2024 2025E(1) ILUVIEN & YUTIQ Cortrophin Gel $230 $362-$377 $42 $112 $97-$103

© 2025 ANI Pharmaceuticals, Inc. 9 ANI Rare Disease markets three therapeutics with growth and durability(1) U.S. Indications FDA-approved ACTH treatment option with 22 indications for patients suffering with specific chronic autoimmune and inflammatory conditions, including multiple sclerosis, rheumatoid arthritis, excess urinary protein due to nephrotic syndrome, acute gouty arthritis flares, and acute and chronic allergic and inflammatory processes involving the eye and its adnexa Indicated for the treatment of diabetic macular edema (DME) in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure. Indicated for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye. Ex-US Indications N/A For DME and NIU-PS in the Middle East, and 17 European countries N/A US Approval Date November 2021 sNDA September 2014 October 2018 Added via acquisition of Alimera in September 2024 1. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval.

© 2025 ANI Pharmaceuticals, Inc. 10 Rare Disease portfolio focuses on patients not well-served by other therapies • Idiopathic Nephrotic Syndrome • Lupus Nephritis • Systemic Dermatomyositis • Sarcoidosis • Keratitis • Chronic Non-Infectious Uveitis Posterior Segment • Rheumatoid Arthritis • Multiple Sclerosis • Systemic Lupus Erythematosus • Psoriatic Arthritis • Ankylosing Spondylitis • Acute Gouty Arthritis • Diabetic Macular Edema • Non-Infectious Uveitis * Based on US FDA considered definition of rare disease - disorders affecting <200 000 persons, translating to a prevalence of 58.5 per 100 000 at current time Underserved patients; high prevalence disease Rare disease* Select Indications

© 2025 ANI Pharmaceuticals, Inc. 11 Cortrophin Gel: Primary growth engine for ANI Rare Disease Cortrophin Gel is purified corticotropin (ACTH), a treatment option for patients struggling with certain chronic autoimmune disorders Limited competition (only one other ACTH product on the market); long-term sustainability driven by high barriers to entry Estimated $600M ACTH market at launch in 2022 and ~$670M in 2024; potential for significant future growth driven by both new and returning prescribers serving appropriate patients Approved for multiple indications; initially launched into therapeutic areas of neurology, nephrology and rheumatology; subsequently expanded into ophthalmology and pulmonology Re-introduced a much-needed patient and physician choice into the U.S. ACTH market (only one ACTH product had been available for multiple decades) Newly developed pre-filled syringe will reduce number of steps needed for self-administration; received FDA approval for sNDA with expected Q2 2025 launch Launched January 2022

© 2025 ANI Pharmaceuticals, Inc. 12 $1,195 $1,110 • Following launch of Cortrophin Gel in 2022, the ACTH class stabilized after years of volume decline and returned to double-digit growth in 2024 • ACTH market is estimated to have grown >20% in 2024 on a dollar basis • Number of patients on ACTH therapy today is substantially lower than several years ago, with potential for significant growth ACTH market has returned to growth following the launch of Cortrophin Gel 2019 2020 2021 2022 2023 2024(1) $953 $768 $594 $558 $537 $667 2017 2018 Acthar Gel Purified Cortrophin® Gel ACTH Market Sales ($ millions) 1. ACTH market sales of $667 million for 2024 is based on Cortrophin Gel revenues + Acthar Gel guidance by MNK. MNK expects ~10% growth for Acthar Gel in 2024 per its third quarter 2024 earnings release (Nov 5, 2024). -19% -23% -6% -4% +23-24%YoY Growth -14%-7%

# Cortrophin Gel: Successful launch and strong underlying demand; further strengthening the franchise to support a strong multi-year growth journey

**Growth in core specialties targeted from launch**[1]

- Continued strong growth across initially targeted specialties; **neurology, rheumatology, and nephrology**
- Prescribing momentum across existing and new prescribers
- Momentum continued in Q4 with record-initiated cases and new patient starts
- New patient cases initiated reached a new high in February 2025

**Gaining traction in newer therapeutic areas**

- Expanded **Ophthalmology** sales team to 46 with Alimera acquisition; ophthalmology new patient starts increased ~2x Q/Q in Q4
- **Acute gouty arthritis** flares indication has grown to ~15% of Cortrophin use; only approved ACTH therapy for this indication
- Focused smaller **pulmonology sales team** yielding positive results

**Further strengthening the franchise**

- **Investing in research** to provide additional support for the use of Cortrophin
- Recently presented two abstracts at American Society of Nephrology
- Received FDA approval of Cortrophin Gel in a **Pre-Filled Syringe** format; launch planned for the second quarter of 2025
- Exploring other ideas to enhance the convenience for patients and providers
- Investing in **high ROI** commercial efforts such as expanding sales team to **drive growth** in core specialties targeted at launch and newer therapeutic areas

**Cortrophin Gel Net Revenues ($ millions)**[2]



+86%
$42
$112
$198
$265-$274
2022
2023
2023
2025E

1. Purified Cortrophin Gel was launched in January 2022.
2. 2022-25 CAGR is based on the midpoint of 2025 guidance provided on February 28, 2025.

© 2025 ANI Pharmaceuticals, Inc.

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© 2025 ANI Pharmaceuticals, Inc. 14 • Gout affects >9M patients in the US1 with ~3.6M receiving treatment for it annually2 • Patients experience an average of ~1.5 - 2 flares/year that are reported to their physician3 • Commonly treated with NSAIDs, steroids or colchicine as equivalent first-line options • Many patients require treatment beyond first-line treatments for several reasons, including co-morbidities, intolerance or flares refractory to first-line options, severe pain, and high flare frequency • These patients generate significant healthcare expenditures, with the cost of treating a single flare exceeding $15,000 in the top 5% of events4 • Addressable patient population of ~300,000 patients • ~8% of patients currently receive some form of injectable therapy to treat an acute flare4 • Only one other product has been approved for acute gout flares since 2009 Acute gouty arthritis indication could be a significant growth driver for Cortrophin Gel Tremendous Growth Potential Early Indicators & Next Steps • Cortrophin Gel is the only ACTH therapy approved for acute gouty arthritis flares • Launched a new 1mL vial of Cortrophin Gel focused on the acute gouty arthritis flares indication in Q4’23 • Treatment of acute gouty arthritis flares has grown to ~15% of Cortrophin use • Gout represented the first patient on therapy for almost 15% of HCPs using Cortrophin for the first time in 2024 1- Singh G, Lingala B, Mithal A. Gout and hyperuricaemia in the USA: prevalence and trends. Rheumatology (Oxford). 2019 Dec 1;58(12):2177-2180. doi: 10.1093/rheumatology/kez196. PMID: 31168609., 2 Thorpe K. Partnership to fight chronic disease. May 21, 2018 3 https://acrjournals.onlinelibrary.wiley.com/doi/full/10.1002/acr2.11759#:; ANI claims data analysis (data on file), Proudman C, et al. Arthritis Res Ther. 2019;21:132. 4 ANI analysis to be presented at AMCP 2025 conference 5 Based on ANI claims analysis 2023 2024 133% Cortrophin volume for Gout more than doubled5

© 2025 ANI Pharmaceuticals, Inc. 15 Alimera acquisition aligned with M&A strategy Expanded Scope and Scale of Rare Disease Business Priority Therapeutic Area Assets with Growth & Durability ● Ophthalmology as a percentage of total ACTH prescribers has almost doubled to more than 10% over four years(1) ● Created 46-person ophthalmology sales force selling all three products ● Double-digit growth asset(2) ● Patent protection ● High barriers to genericization 1. Per Veeva Compass claims dataset for Acthar + Cortrophin internal prescribing data. 2. Double digit growth expected in 2026 ● Added commercial franchise with two indications ● Increased geographic footprint to ex-US markets ● On track to capture >$10 million of synergies in 2025

© 2025 ANI Pharmaceuticals, Inc. 16 Chronic Non-Infectious Uveitis ● Disease state: Chronic non-infectious uveitis affecting the posterior segment (NIU-PS) is inflammation of the eye that can lead to pain, visual impairment and vision loss ● Over 500,000 patients in U.S., many of working age, with non-infectious uveitis Diabetic Macular Edema ● Disease state: DME, a chronic disease that is the leading cause of vision loss in diabetic patients ● ~4% of diabetic patients develop clinically significant macular edema ● Causes blurred vision in the early stage and may cause cumulative damage over the long term ILUVIEN and YUTIQ: Novel, long-acting implants for serious eye diseases(1) US Ex-US 1. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval.

# The most underserved patient group within DME represents more than 50,000 patients in the US alone

***DME epidemiology model flow – inputs informed by ANI's market research***

**Diagnosed DME population: ~3% = *~900,000 patients***

**Treated DME population: ~50% = *~450,000 Patients***

**Patients receiving 2+ anti-VEGFs: 57% = *~260,000 patients***

**Suboptimal response to anti-VEGFs: 29% = *~75,000 patients***

**Positive steroid trial (i.e., low IOP risk): ~70% = *~53,000 pts***

**>50,000 patients in the US are not well served by anti-VEGF therapy**

**Significant room for ILUVIEN growth - <5,000 patient starts annually for DME in the US**

ani Pharmaceuticals, Inc.
© 2025 ANI Pharmaceuticals, Inc.
Source: Ophthalmologists survey, n = 64
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© 2025 ANI Pharmaceuticals, Inc. 18 Larger ophthalmology sales team expected to accelerate growth of Cortrophin Gel, ILUVIEN, and YUTIQ (1) Combined efforts expected to expand the ability to drive appropriate utilization of all three products for patients in need ANI deployed a targeted ophthalmology- focused sales team in Q1 2024 Alimera had a US commercial team of 35 field reps Significant overlap between ILUVIEN/YUTIQ and Cortrophin targeted ophthalmologists >50% overlap among those with the highest prescribing potential Expanded team increases reach to ~3,600 ophthalmologists Identifying patients with unmet needs Complementary patient support capabilities focused on ensuring patients have access to therapyANI now has a combined team of 46 ophthalmology specialists 1. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval.

© 2025 ANI Pharmaceuticals, Inc. 19 Long-term clinical studies, real-world use, and ongoing trials provide a strong foundation for ILUVIEN and YUTIQ (1) SYNCHRONICITY >50,000 patients in the US are not well served by anti-VEGF therapy ~100,000 patients in U.S., many of working age, with non-infectious uveitis in posterior segment • NEW DAY investigates the earlier utilization of ILUVIEN in patients with DME in combination with anti-VEGF treatment • Multicenter, single masked, randomized, controlled trial comparing ILUVIEN + supplemental anti-VEGF therapy to the current standard of care, anti-VEGF therapy alone • The study has enrolled 306 treatment-naïve, or almost naïve, DME patients • LPLV for New Day has been completed • Topline data expected in the second quarter of 2025. • Multicenter, open label study investigates YUTIQ across patients with chronic NIU-PS • The study has enrolled 110 patients in approximately 25 sites around the U.S. • LPLV expected in November 2025 • Topline data readout expected in Q1 2026 1. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval. Results of Synchronicity clinical trial would be applicable to Iluvien post FDA approval of combined label.

# Strong R&D capabilities and operational excellence driving growth in Generics

**Robust pipeline and new product launch execution**
- Launched seventeen new products in 2024, including two Competitive Generic Therapy (CGT) products with 180-day exclusivity
- Number two ranking in CGT approvals and top 15 manufacturer in number of product approvals
- Increased 2024 R&D spend to deliver new launches fueling multi-year high single-digit/low double-digit growth

**Strong operational backbone and U.S.-based manufacturing footprint**
- During 2024, supplied over 1.5 billion doses of therapeutics to patients in need
- Substantial progress in 2024 in significant capacity expansion at New Jersey site
- Strong GMP track record with all sites currently in VAI or NAI status

**Focus on cost excellence**
- Systematic and relentless approach to reducing raw materials and finished goods costs
- Lean and entrepreneurial mentality towards all corporate spend

**Generics Net Revenues ($ millions)**



$70
$74
$78
$79
Q1 2024
Q2 2024
Q3 2024
Q4 2024

*Expected to deliver low double-digit growth in 2025*

© 2025 ANI Pharmaceuticals, Inc.
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# U.S.-based manufacturing footprint with strong GMP track record









| | **Baudette, MN**<br>*130k sf* | **Baudette, MN**<br>*Containment Facility - 47k sf* | **East Windsor, NJ**<br>*120k sf* |
|---|---|---|---|
| **Facility Overview and Capabilities** | • Manufacturing, packaging, warehouse<br>• Schedule CII vault & CIII cage space<br>• Lab space - R&D/analytical testing<br>• Solutions, suspensions, topicals, tablets, capsules, and powder for suspension<br>• DEA-licensed for Schedule II controlled substances | • Manufacturing, packaging, warehouse<br>• Low-humidity suite for moisture-sensitive compounds<br>• Fully-contained high potency facility for hormone, steroid, and oncolytic products<br>• DEA Schedule III capability | • 100K $ft^2$ of manufacturing, packaging, lab, warehouse, and administrative space<br>• 20K $ft^2$ expansion added 15 new manufacturing suites and new QC lab<br>• Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling<br>• API development & low volume production |
| **Annual Capacity** | • Solid Dose ~2.5BN doses<br>• Liquid Unit ~23MM doses<br>• Liquids ~20MM bottles<br>• Powder ~4MM bottles | • Tablets ~2.5BN doses<br>• Capsules ~150MM doses<br>• Blisters ~ 45MM doses | • Tablets & Capsules ~3.0BN doses<br>• Packaged Units ~20MM units<br>• Liquids ~10MM bottles<br>• Powder ~ 2MM bottles ; Semi Solids |
| **GMP** | *Five FDA inspections since 2013*<br>**Latest FDA inspection – December 2024**<br>**Current site status: VAI** | *Seven DEA inspections since 2013*<br>**Latest DEA inspection – August 2023**<br>**Current site status: VAI** | *Seven FDA inspections since 2017, Four DEA inspections since 2016*<br>**Latest FDA inspection – January 2024**<br>**Current site status: NAI status (zero 483s)** |

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© 2025 ANI Pharmaceuticals, Inc.
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# Investment summary

## Strategic focus on strong and growing Rare Disease business

- Expected to represent approximately half of 2025 revenues and be largest driver of future growth
- Cortrophin Gel reached $198M revenue in 2024 and is on a strong multi-year growth trajectory
- 2024 acquisition of ILUVIEN and YUTIQ added growing and durable franchise[4] to platform

## Robust foundational Generics business delivering high single-digit to low double-digit growth

- Highly-seasoned R&D, manufacturing and commercial infrastructure delivering value to customers
- Well-diversified product portfolio with over 110 product families
- Reliable US-based manufacturing with strong GMP track record; over 1.8[3] billion doses filled annually

## Financial Strength

- $145M cash and cash equivalents with disciplined approach toward debt levels; December 31st 2024 forward looking net leverage of 2.5x[1]
- Projected 2025[2] :
  - Revenues of $756-776M representing 23-26% year-over-year growth
  - Adjusted non-GAAP EBITDA of $190-200M
  - Adjusted non-GAAP diluted EPS of $6.12-$6.49

## 2025 priorities

- Deliver strong revenue growth and profitability
- Expand adoption of Cortrophin in targeted specialties and grow the ACTH category
- Complete Alimera integration, drive synergies & enhance supply security for franchise
- Explore further expansion in scope and scale of Rare Disease business

1. As of December 31,2024, utilizing mid-point of forward EBITDA guidance of $195 million.
2. Based upon 2025 guidance issued on February 28, 2025.
3. Per IQVIA EUTRx data - Rx (NPA) MAT Oct 2024 data.
4. ANI has submitted a PAS to the FDA to add the NIU-PS indication to Iluvien in the U.S. label and plans to transition commercialization efforts for Iluvien and Yutiq to one brand, Iluvien, in the U.S. post approval.

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© 2025 ANI Pharmaceuticals, Inc.

22

© 2025 ANI Pharmaceuticals, Inc. 23 Appendix

© 2025 ANI Pharmaceuticals, Inc. 24 Adjusted non-GAAP EBITDA calculation and US GAAP to non-GAAP reconciliation Twelve months ended December 31, ($ in thousands, except per share amounts) 2024 2023 2022 Net (Loss) Income (18,522) 18,779 (47,896) Add/(Subtract): Interest expense, net 17,602 26,940 28,052 Other expense, net 4,033 159 80 Loss on extinguishment of debt 7,468 ― ― (Benefit) Provision for income taxes (3,690) 1,093 (14,769) Depreciation and amortization 67,731 59,791 56,972 Contingent consideration fair value adjustment (619) 1,426 3,758 Unrealized gain on investment in equity securities (6,307) ― ― Intangible asset impairment charge 7,600 ― 112 Gain on sale of building (5,347) ― ― Restructuring activities ― 1,132 5,679 Impact of Canada operations(1) ― 2,697 2,740 Stock-based compensation 29,344 20,652 14,599 M&A transaction expenses 20,163 1,148 1,244 Litigation expenses 6,395 ― ― Inventory step-up amortization 13,599 ― 5,294 Severance 6,365 ― ― Equity payout 10,190 ― ― Adjusted non-GAAP EBITDA 156,005 133,817 55,865 1. Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.

© 2025 ANI Pharmaceuticals, Inc. 25 Adjusted non-GAAP diluted earnings per share calculation and US GAAP to non- GAAP reconciliation Twelve months ended December 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2024 2023 Net (Loss) Available to Common Shareholders (20,147) 17,154 Add/(Subtract): Non-cash interest expense 149 3,335 Depreciation and amortization 67,731 59,791 Contingent consideration fair value adjustment (619) 1,426 Restructuring activities ― 1,132 Gain on sale of building (5,347) ― Unrealized (gain) on investment in equity securities (6,307) ― Intangible asset impairment charge 7,600 ― Impact of Canada operations (1) ― 2,697 Stock-based compensation 29,344 20,652 M&A transaction expenses 20,163 1,148 Litigation expenses 6,395 ― Inventory step-up amortization 13,599 ― Severance 6,365 ― Equity payout 10,190 ― Loss on extinguishment of debt 7,468 ― Other expense 3,869 ― Less: Estimated tax impact of adjustments (38,154) (21,643) Adjusted non-GAAP Net Income Available to Common Shareholders (2) 102,299 85,692 Diluted Weighted-Average Shares Outstanding 19,318 18,194 Adjusted Diluted Weighted-Average Shares Outstanding 19,668 18,194 Adjusted Non-GAAP Diluted Earnings per Share 5.20 4.71 1. Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. 2. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities.

© 2025 ANI Pharmaceuticals, Inc. 26 March 11, 2025